SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549



                                   _____



                                 FORM 8-K/A-1




                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934






Date of earliest event reported:   APRIL 8, 1994


                       ALLEGHENY LUDLUM CORPORATION
            (Exact name of registrant as specified in charter)


       PENNSYLVANIA                   1-9498               25-1364894
(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             file number)        Identification No.)


1000 SIX PPG PLACE, PITTSBURGH, PENNSYLVANIA                15222-5479
  (Address of principal executive offices)                  (Zip code)


Registrant's telephone number,
  including area code:           (412) 394-2800








                             Page 1 of 6 Pages

                      Exhibit Index Appears on Page 4

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ITEM 5.  OTHER EVENTS

     On April 8, 1994, Allegheny Ludlum Corporation (the "Company") issued a press release regarding the entry by the United States District Court for the Western District of Pennsylvania of an order adverse to the Company in a case filed in 1989 by Allegheny International, Inc. which is being pursued by Sunbeam-Oster Company, Inc. A copy of the press release is attached hereto as Exhibit 99(a) and is incorporated herein by reference in its entirety.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial Statements of Business Acquired.  Not applicable.

         (b)  Pro Forma Financial Information.  Not applicable.

         (c)  Exhibits.

              99(a)  Press release dated April 8, 1994































                             Page 2 of 6 Pages

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ALLEGHENY LUDLUM CORPORATION



                                   By: /s/ Jon D. Walton
                                       --------------------------
                                       Jon D. Walton
                                       Vice President - General Counsel
                                          and Secretary


Dated:  April 8, 1994































                        Page 3 of 6 Pages

                              EXHIBIT INDEX


EXHIBIT NUMBER                DESCRIPTION                   PAGE NO.

     99(a)          Press release dated April 8, 1994           5













































                        Page 4 of 6 Pages

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